                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): JUNE 13, 1996



                      PHYSICIANS CLINICAL LABORATORY, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE               0-20678                68-0280528
     (State or other         (Commission            (IRS Employer
     jurisdiction of         File Number)         Identification No.)
     incorporation)


            2495 NATOMAS PARK DRIVE, SACRAMENTO, CALIFORNIA    95833
                (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (916) 648-3500



                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Item 5.  Other Events

         The Registrant, whose fiscal year ended February 29, 1996, filed a Form 12b-25 Notification of Late Filing on May 30, 1996 with respect to the Registrant's inability to timely file its Annual Report on Form 10-K within the prescribed time period. The Registrant is not able to file its Annual Report on Form 10-K for the fiscal year ended February 29, 1996 on June 13, 1996, as previously anticipated. The Registrant will file such Annual Report as soon as possible, and currently expects that in any event it will file such Annual Report on or before July 12, 1996.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                            PHYSICIANS CLINICAL LABORATORY, INC.


                            By:      /s/ RICHARD M. BROOKS
                               -----------------------------------
                                     Richard M. Brooks
                                     Senior Vice President
                                     Chief Financial Officer


Dated: June 13, 1996